UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-06304

Name of Fund:  Merrill Lynch Short Term U.S. Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill Lynch Short Term U.S. Government Fund,
     Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 11/30/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Short Term U.S. Government
Fund, Inc.


Semi-Annual Report
November 30, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Short Term U.S. Government Fund, Inc.



Portfolio Information As of November 30, 2004


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Fixed Rate Mortgage-Backed Obligations            31.9%
U.S. Government & Agency Obligations              31.2
Adjustable Rate Obligations                       10.8
Collateralized Mortgage Obligations               10.2
Other*                                            15.9

*Includes portfolio holdings in short-term securities.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism - all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. Although the price of oil has exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the ambiguities, fixed income markets provided positive results. The Lehman Brothers Aggregate Bond Index, for example, returned +4.44% for the 12-month period and +3.82% for the six-month period ended November 30, 2004. The 10-year Treasury yield was essentially unchanged year-over-year, while the three-month Treasury ended the period at 2.23%, up from 1.08% six months ago and .93% 12 months ago.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004



A Discussion With Your Fund's Portfolio Managers


As the Federal Reserve Board began to raise short-term interest rates, we used floating rate securities and increased our exposure to mortgage-backed securities in an effort to enhance performance and limit the portfolio's price volatility.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2004, Merrill Lynch Short Term U.S. Government Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +.97%, +.62%, +.69% and +1.08%, respectively. For the same period, the Fund's Class A1, Class B1 and Class C1 Shares had total returns of +.92%, +.87% and +.87%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Fund's benchmark, the Citigroup 1-3 Year Treasury Index, returned +.78% for the six months ended November 30, 2004, and the Lipper Short U.S. Government Funds category posted an average return of +.85%. (Funds in this Lipper category invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighed average maturities of less than three years.)

During the six-month period, the Federal Reserve Board (the Fed) began tightening monetary policy by raising the Federal Funds rate from 1% to 2% in four .25% moves. (After the close of the Fund's reporting period, the Fed raised the Federal Funds rate once again to 2.25% on December 14, 2004.) Changes in Fed monetary policy typically have a strong correlation with short-term interest rates. This was the case at the short end of the yield curve, where two-year Treasury yields rose to 3%. Surprisingly, interest rates in the longer end declined, with the yield on the 10-year U.S. Treasury note falling .30% to 4.35%. Consequently, the U.S. Treasury yield curve flattened as the spread between the two-year and 10-year U.S. Treasury note narrowed from 2.12% to 1.35%. The decline in long-term Treasury yields, despite the short-term interest rate hikes, was largely prompted by diminished concerns over rising core inflation measures, a sharp spike in the price of oil in September and October, and the associated worry that it could potentially produce a negative drag on U.S. economic growth.

The Fund's favorable performance relative to its benchmark and Lipper category average can be attributed to three factors. First, the Fund maintained a duration profile shorter than that of its benchmark index throughout the period. Duration is a measure of a security's change in price, relative to a change in interest rates. An investment with a shorter duration tends to be less sensitive to interest rate changes. During the period, we targeted a portfolio duration range of 1.5 - 1.7 years compared to 1.7 - 1.8 years for the benchmark. Second, while maintaining our overall short duration target, we spread the Fund's duration exposure out along the yield curve, including the five-year to 10-year parts of the curve. In doing so, we used floating rate securities in the short-term part of the curve to offset some of the duration exposure of our longer-term holdings. Our floating rate securities performed well, providing both higher income levels and capital protection as short-term rates rose in response to the Fed's rate increases. Coincidentally, our use of mortgage-backed securities (MBS) and collateralized mortgage obligations (CMOs) in the five-year to 10-year part of the curve generated capital appreciation as longer-term interest rates declined.

Finally, we increased the Fund's core weighting of MBS and structured MBS, such as CMOs. The MBS market enjoyed exceptional performance over the six-month period as the slight decline in long-term interest rates was not enough to trigger heightened refinancing activity. Consequently, the MBS prepayment environment became tempered. As a result of reduced prepayment risk, MBS yield spreads contracted versus U.S. Treasury securities, which contributed to their strong total return performance during the period. Our core investment weighting in this asset class benefited the Fund.


What changes were made to the portfolio during the period?

During the six-month period, we made several changes to the portfolio. First, we increased our MBS and structured MBS position from 45% of net assets to 50%, focusing primarily on securities with prepayment protection and/or limited prepayment risk. Toward the close of the period, we slightly reduced our position in floating rate securities from 16% of net assets to 12% as the yield curve flattened. We did this to reduce the Fund's exposure to interest rate cap risk - that is, the risk that, in a rising rate environment, the upward coupon adjustment of an adjustable-rate security will be impeded by the security's embedded caps. When interest rate cap risk is realized, the result is lagging performance from floating rate securities.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


We increased the overall duration exposure of our U.S. Treasury and agency holdings from 1.67 years to two years. The goal was to capture incremental yield and enhance the Fund's return potential by moving further out on the yield curve. Finally, although long-term interest rates trended lower, 10-year U.S. Treasury yields generally traded in a 4% - 4.30% range for most of the final four months of the period. As it became apparent to us that interest rate volatility was declining and the long-term interest rate environment was becoming range bound, we reduced some of the Fund's interest rate hedge and hedging costs by covering back some of our five-year Treasury futures contracts. We typically employ futures contracts to hedge interest rate risk and reduce net asset value volatility in a volatile interest rate environment.


How would you characterize the Fund's position at the close of the period?

As we enter 2005, we expect the Fed to continue removing monetary policy accommodation by pushing the Federal Funds rate higher. As in 2004, we expect the Fed interest rate hikes in 2005 to be carried out at a measured and gradual pace. Consequently, we expect the short end of the yield curve to remain under pressure, resulting in higher rates in that area.

Against this backdrop, we are positioning the Fund with a slight defensive bias. At the close of the period, our portfolio duration target was 1.7 years compared to 1.77 years for the Citigroup 1-3 Year Treasury Index. Furthermore, we continue to position the Fund with duration exposure across the yield curve, rather than being fully concentrated at the short end of the curve. Finally, we are emphasizing a core weighting (50%) to the MBS and structured MBS sectors. Not only do we expect these sectors to benefit from continued strong market technicals (diminished supply, strong demand and relatively low interest rate volatility), but their yield spread advantages versus U.S. Treasury securities remains attractive and should help cushion the Fund's net asset value in a rising rate environment. We view an escalation in inflationary pressures and/or stronger-than-anticipated U.S. economic growth as the two primary risks for sharply higher interest rates in 2005. If either of these scenarios materializes, we intend to increase our use of futures contracts to hedge the Fund's interest rate risk.


Theodore J. Magnani
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


December 15, 2004



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives, except as noted:

* Class A Shares incur a maximum initial sales charge (front-end load) of 3.50% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class A1 Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class B1 Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B1 Shares are subject to a distribution fee of 0.30% per year and an account maintenance fee of 0.10% per year. These shares automatically convert to Class A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class C1 Shares are subject to a distribution fee of 0.30% per year and an account maintenance fee of 0.10% per year. In addition, Class C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

The returns for Class A and Class C Shares prior to September 29, 2003 (commencement of each share class) are based upon performance of the Fund's Class A1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to each such class of shares. The returns for Class B Shares prior to September 29, 2003 are based upon performance of the Fund's Class B1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to Class B Shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's total returns would have been lower.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004



Performance Data (continued)

Recent Performance Results

                                                               6-Month        12-Month       10-Year      Standardized
As of November 30, 2004                                      Total Return   Total Return   Total Return   30-Day Yield
ML Short Term U.S. Government Fund, Inc. Class A Shares*        +0.97%         +0.94%         +61.50%         2.20%
ML Short Term U.S. Government Fund, Inc. Class A1 Shares*       +0.92          +1.11          +62.70          2.40
ML Short Term U.S. Government Fund, Inc. Class B Shares*        +0.62          +0.44          +53.45          1.78
ML Short Term U.S. Government Fund, Inc. Class B1 Shares*       +0.87          +0.81          +55.68          2.12
ML Short Term U.S. Government Fund, Inc. Class C Shares*        +0.69          +0.39          +53.05          1.73
ML Short Term U.S. Government Fund, Inc. Class C1 Shares*       +0.87          +0.81          +55.66          2.12
ML Short Term U.S. Government Fund, Inc. Class I Shares*        +1.08          +1.22          +66.52          2.50
Citigroup 1-3 Year Treasury Index**                             +0.78          +1.26          +73.98           --

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/04                  +0.94%           -2.59%
Five Years Ended 11/30/04                +3.81            +3.07
Ten Years Ended 11/30/04                 +4.91            +4.54

 * Maximum sales charge is 3.50%.

** Assuming maximum sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A1 Shares*

One Year Ended 11/30/04                  +1.11%           +0.10%
Five Years Ended 11/30/04                +3.96            +3.75
Ten Years Ended 11/30/04                 +4.99            +4.88

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 11/30/04                  +0.44%           -3.49%
Five Years Ended 11/30/04                +3.29            +2.94
Ten Years Ended 11/30/04                 +4.38            +4.38

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B1 Shares*

One Year Ended 11/30/04                  +0.81%           -0.18%
Five Years Ended 11/30/04                +3.59            +3.59
Ten Years Ended 11/30/04                 +4.53            +4.53

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 11/30/04                  +0.39%           -0.59%
Five Years Ended 11/30/04                +3.26            +3.26
Ten Years Ended 11/30/04                 +4.35            +4.35

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C1 Shares*

One Year Ended 11/30/04                  +0.81%           -0.17%
Five Years Ended 11/30/04                +3.60            +3.60
Ten Years Ended 11/30/04                 +4.52            +4.52

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/04                  +1.22%           +0.21%
Five Years Ended 11/30/04                +4.09            +3.88
Ten Years Ended 11/30/04                 +5.23            +5.13

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2004 and held through November 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                                               Ending       During the Period*
                                                          Beginning        Account Value     June 1, 2004 to
                                                        Account Value       November 30,      November 30,
                                                         June 1, 2004           2004               2004
Actual

Class A                                                     $1,000           $1,009.70            $4.53
Class A1                                                    $1,000           $1,009.20            $3.78
Class B                                                     $1,000           $1,006.20            $7.04
Class B1                                                    $1,000           $1,008.70            $5.29
Class C                                                     $1,000           $1,006.90            $7.29
Class C1                                                    $1,000           $1,008.70            $5.29
Class I                                                     $1,000           $1,010.80            $3.28

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,020.56            $4.56
Class A1                                                    $1,000           $1,021.31            $3.80
Class B                                                     $1,000           $1,018.05            $7.08
Class B1                                                    $1,000           $1,019.80            $5.32
Class C                                                     $1,000           $1,017.80            $7.33
Class C1                                                    $1,000           $1,019.80            $5.32
Class I                                                     $1,000           $1,021.81            $3.29

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.90% for Class A, .75% for Class A1, 1.40% for Class B, 1.05% for Class B1, 1.45% for Class C,
   1.05% for Class C1 and .65% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Schedule of Investments

                              Face Amount    Issue                                                                 Value
Adjustable Rate               $ 3,257,510    Ameriquest Mortgage Securities Inc., 2004-R7, Class A2,
Obligations*                                 2.311% due 8/25/2034                                            $    3,257,493
                                3,841,704    CSFB Mortgage Securities Corporation, 2004-FL1, Class A,
                                                2.32% due 5/15/2014 (d)                                           3,839,465
                                             Fannie Mae:
                                1,488,618       3.332% due 12/01/2018                                             1,536,043
                                  544,310       3.445% due 12/01/2021                                               563,213
                                  339,356       6% due 12/01/2021                                                   345,820
                                4,813,188       4.732% due 9/01/2032                                              4,850,671
                                8,963,667       3.122% due 7/01/2033                                              9,356,000
                                1,609,698       2003-W16, Class AF1, 2.27% due 11/25/2033                         1,609,746
                                             Freddie Mac:
                                  277,361       7.69% due 5/01/2015                                                 273,435
                                  235,713       3.266% due 1/01/2016                                                235,747
                                  997,201       3.204% due 1/01/2019                                              1,023,608
                                  859,294       3.525% due 9/01/2019                                                889,880
                                  529,257       3.136% due 3/01/2020                                                535,076
                                3,986,627       3.547% due 6/01/2020                                              4,112,031
                                   31,447       3.89% due 8/01/2020                                                  31,846
                                  650,358       3.786% due 10/01/2023                                               671,170
                                  502,444       4.294% due 8/01/2031                                                512,468
                                  994,794    GMAC Commercial Mortgage Securities Inc., 2003-FL1A,
                                             Class A, 2.451% due 3/11/2015 (d)                                      994,794
                                4,575,000    J.P. Morgan Chase Commercial Mortgage Securities Corporation,
                                             2004-FL1A, Class A2, 2.281% due 4/16/2019 (d)                        4,573,853
                                  359,390    Morgan Stanley Dean Witter Capital I, 2002-XLF, Class A,
                                             2.631% due 8/05/2014                                                   359,389

                                             Total Investments in Adjustable Rate
                                             Obligations (Cost--$39,482,011)--12.7%                              39,571,748

Collateralized                               Fannie Mae, REMIC (a):
Mortgage                          854,045       2001-60, JZ, 6% due 3/25/2031                                       868,906
Obligations**                  10,000,000       2003-17 QR, 4.50% due 11/25/2025                                  9,985,696
                                5,000,000    Freddie Mac, REMIC, 2677, HB, 4% due 3/15/2014 (a)                   4,933,530
                                             Freddie Mac Structured Pass-Through Certificates:
                                4,500,000       H011, Class A3, 3.247% due 11/15/2008                             4,394,572
                                5,000,000       H016, Class A3, 3.225% due 1/15/2011                              4,932,813
                                3,895,051    GMAC Mortgage Corporation Loan Trust, 2003-HE2,
                                             Class A2, 3.14% due 6/25/2025                                        3,885,369
                                5,000,000    Ginnie Mae, 2004-97, Class B, 4.213% due 10/16/2026 (d)              4,934,375
                                             Washington Mutual:
                                1,256,301       2002-AR19, Class A8, 4.556% due 2/25/2033                         1,248,036
                                2,483,532       2003-AR7, Class A3, 2.591% due 8/25/2033                          2,472,958

                                             Total Investments in Collateralized Mortgage
                                             Obligations (Cost--$37,941,988)--12.1%                              37,656,255


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Schedule of Investments (continued)

                              Face Amount    Issue                                                                 Value
Fixed Rate                                   CSFB Mortgage Securities Corporation:
Mortgage-Backed               $ 7,500,000       2004-C4, Class A2, 3.88% due 10/15/2039                      $    7,413,256
Obligations**                                Fannie Mae:
                                  140,797       6.50% due 9/01/2006 (c)                                             143,743
                                4,931,712       7.50% due 6/01/2008 - 8/01/2016                                   5,241,130
                                  687,232       5.50% due 2/01/2009 (c)                                             702,912
                                  754,029       6% due 2/01/2009 (c)                                                770,782
                                7,021,022       7% due 3/01/2015 - 11/01/2017                                     7,449,117
                               10,866,049       5% due 2/01/2017 - 8/01/2019                                     11,028,171
                               10,691,415       5.50% due 9/01/2017 - 12/01/2018                                 11,039,794
                                9,727,271       4% due 7/01/2019                                                  9,462,810
                                3,386,379       7.50% due 11/01/2026 - 4/01/2032                                  3,631,208
                                1,787,488       6.50% due 2/01/2029 - 4/01/2031                                   1,877,515
                                3,866,197       7% due 5/01/2029 - 7/01/2032                                      4,101,925
                                3,047,643       8% due 11/01/2030 - 5/01/2032                                     3,296,561
                                1,391,010       6% due 12/01/2032                                                 1,436,553
                                             Ginnie Mae MBS Certificates:
                                5,000,000      5.50% due 11/15/2034                                               5,091,295
                                4,000,000      5% due 12/15/2034                                                  3,975,000
                                             Freddie Mac--Gold Program:
                                7,315,872      4% due 9/01/2008 (e)                                               7,357,671
                                6,311,576      4.50% due 4/01/2010 (c)                                            6,381,704
                                2,039,152      7% due 11/01/2015 - 12/01/2016                                     2,161,883
                                9,466,537      6.50% due 6/01/2016 - 1/01/2019                                   10,019,276
                                9,427,722      6% due 10/01/2016 - 7/01/2017                                      9,883,863
                                  642,813      6.50% due 4/01/2029 - 9/01/2030                                      675,087
                                4,000,000      6.00% due 12/15/2034                                               4,125,000

                                             Total Investments in Fixed Rate Mortgage-Backed
                                             Obligations (Cost $116,485,970)--37.6%                             117,266,256

U.S. Government &                            Fannie Mae:
Agency Obligations             20,000,000       2.375% due 2/15/2007 (h)                                         19,615,580
                               10,000,000       6.625% due 10/15/2007                                            10,854,460
                               10,000,000       3.375% due 12/15/2008                                             9,838,670
                                             Federal Home Loan Bank:
                               10,000,000       4.125% due 1/14/2005 (b)                                         10,020,820
                               10,000,000       5.125% due 3/06/2006                                             10,263,770
                               10,000,000       2.875% due 9/15/2006 (h)                                          9,961,080
                                4,500,000       2.75% due 3/14/2008                                               4,391,091
                                             U.S. Treasury Bonds & Notes:
                                5,500,000       6.75% due 5/15/2005                                               5,607,206
                               10,000,000       1.625% due 10/31/2005 (b)(h)                                      9,910,160
                                6,000,000       7% due 7/15/2006                                                  6,386,484
                                5,000,000       3.25% due 8/15/2007                                               5,006,055
                                5,000,000       2.625% due 5/15/2008                                              4,878,125
                                8,000,000       3.25% due 1/15/2009 (h)                                           7,911,872

                                             Total Investments in U.S. Government & Agency
                                             Obligations (Cost--$115,563,709)--36.8%                            114,645,373


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Schedule of Investments (concluded)

                              Face Amount    Short-Term Securities                                                 Value
Repurchase                    $10,800,000    Morgan Stanley & Co., Inc., purchased on 11/30/2004 to
Agreements                                   yield 2.03% to 12/01/2004, repurchase price $10,800,601,
                                             collateralized by FNMA, 2.612% to 5% due 4/01/2034
                                             to 6/01/2042                                                    $   10,800,000



                                   Shares
                                     Held

                               47,657,500    Merrill Lynch Premier Institutional Fund (f)(g)                     47,657,500

                                             Total Short-Term Securities
                                             (Cost--$58,457,500)--18.8%                                          58,457,500

Total Investments (Cost--$367,931,178***)--118.0%                                                               367,597,132
Liabilities in Excess of Other Assets--(18.0%)                                                                 (55,989,213)
                                                                                                             --------------
Net Assets--100%                                                                                             $  311,607,919
                                                                                                             ==============


  * Adjustable Rate Obligations have coupon rates which reset periodically.

 ** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

*** The cost of unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $  367,931,178
                                                    ==============
    Gross unrealized appreciation                   $    1,379,129
    Gross unrealized depreciation                      (1,713,175)
                                                    --------------
    Net unrealized depreciation                     $    (334,046)
                                                    ==============

(a) Real Estate Mortgage Investment Conduits (REMIC).

(b) All or a portion of security held as collateral in connection with open financial futures contracts.

(c) Represents balloon mortgages that amortize on a 30-year schedule and have seven-year original maturities.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Represents balloon mortgages that amortize on a 30-year schedule and have five-year maturities.

(f) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                          Net             Dividend
    Affiliate                           Activity            Income

    Merrill Lynch Premier
       Institutional Fund              47,657,500         $ 22,926


(g) Security was purchased with the cash proceeds from securities loans.

(h) Security, or portion of security is on a loan.

    Financial futures contracts sold as of November 30, 2004 were as follows:

                                                        Unrealized
    Number of                Expiration      Face    Appreciation/
    Contracts   Issue           Date        Value     Depreciation

      100      Ten-Year        March
            U.S. Treasury       2005
                Notes                    $11,068,604     $ (6,396)
      133     Five-Year       December
            U.S. Treasury       2004
                Notes                    $14,664,956        72,362
       17     Five-Year        March
            U.S. Treasury       2005
                Notes                    $ 1,849,326         (752)
                                                         ---------
    Total Unrealized Appreciation--Net                   $  65,214
                                                         =========

    See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Statement of Assets and Liabilities

As of November 30, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $46,407,330) (identified cost--$320,273,678)                                           $   319,939,632
           Investments in affiliated securities, at value (identified cost--$47,657,500)                         47,657,500
           Cash                                                                                                      37,125
           Receivables:
               Interest                                                                   $     1,858,844
               Principal paydowns                                                                  78,483
               Capital shares sold                                                                 52,485
               Securities lending                                                                   7,008         1,996,820
                                                                                          ---------------
           Prepaid expenses                                                                                          31,947
                                                                                                            ---------------
           Total assets                                                                                         369,663,024
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             47,657,500
           Payables:
               Securities purchased                                                             8,133,243
               Capital shares redeemed                                                          1,716,703
               Dividends to shareholders                                                          224,510
               Distributor                                                                         73,615
               Variation margin                                                                    16,600
               Investment adviser                                                                   6,532
               Other affiliates                                                                     3,029        10,174,232
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   223,373
                                                                                                            ---------------
           Total liabilities                                                                                     58,055,105
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   311,607,919
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                    $       140,924
           Class A1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                           862,402
           Class B Shares of Common Stock, $.10 par value, 600,000,000 shares authorized                             35,726
           Class B1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                           529,451
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            258,542
           Class C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                           905,415
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            598,486
           Paid-in capital in excess of par                                                                     329,481,313
           Accumulated distributions in excess of investment income--net                  $       (1,244)
           Accumulated realized capital losses--net                                          (20,934,264)
           Unrealized depreciation--net                                                         (268,832)
                                                                                          ---------------
           Total accumulated losses--net                                                                       (21,204,340)
                                                                                                            ---------------
           Net Assets                                                                                       $   311,607,919
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $13,768,946 and 1,409,236 shares outstanding                     $          9.77
                                                                                                            ===============
           Class A1--Based on net assets of $80,051,035 and 8,624,020 shares outstanding                    $          9.28
                                                                                                            ===============
           Class B--Based on net assets of $3,494,558 and 357,258 shares outstanding                        $          9.78
                                                                                                            ===============
           Class B1--Based on net assets of $49,128,327 and 5,294,508 shares outstanding                    $          9.28
                                                                                                            ===============
           Class C--Based on net assets of $25,281,350 and 2,585,415 shares outstanding                     $          9.78
                                                                                                            ===============
           Class C1--Based on net assets of $84,092,977 and 9,054,150 shares outstanding                    $          9.29
                                                                                                            ===============
           Class I--Based on net assets of $55,790,726 and 5,984,864 shares outstanding                     $          9.32
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Statement of Operations

For the Six Months Ended November 30, 2004
Investment Income

           Interest                                                                                         $     6,200,589
           Securities lending                                                                                        22,926
                                                                                                            ---------------
           Total income                                                                                           6,223,515
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       685,081
           Account maintenance and distribution fees--Class C1                                    190,219
           Account maintenance and distribution fees--Class B1                                    109,394
           Account maintenance and distribution fees--Class C                                     101,763
           Accounting services                                                                     96,889
           Registration fees                                                                       59,571
           Transfer agent fees--Class C1                                                           56,035
           Transfer agent fees--Class A1                                                           46,905
           Account maintenance fees--Class A1                                                      46,059
           Printing and shareholder reports                                                        34,804
           Transfer agent fees--Class B1                                                           33,282
           Professional fees                                                                       32,762
           Transfer agent fees--Class I                                                            31,173
           Custodian fees                                                                          17,316
           Transfer agent fees--Class C                                                            14,094
           Account maintenance fees--Class A                                                       13,343
           Account maintenance and distribution fees--Class B                                      12,903
           Directors' fees and expenses                                                            10,715
           Pricing fees                                                                             7,245
           Transfer agent fees--Class A                                                             5,469
           Transfer agent fees--Class B                                                             1,997
           Other                                                                                   17,496
                                                                                          ---------------
           Total expenses before waiver                                                         1,624,515
           Waiver of expenses                                                                    (41,497)
                                                                                          ---------------
           Total expenses after waiver                                                                            1,583,018
                                                                                                            ---------------
           Investment income--net                                                                                 4,640,497
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized losson:
               Investments--net                                                               (1,358,301)
               Financial futures contracts--net                                               (1,127,113)       (2,485,414)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                 1,068,608
               Financial futures contracts--net                                                 (114,042)           954,566
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (1,530,848)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     3,109,649
                                                                                                            ===============

               See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Statements of Changes in Net Assets

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                             November 30,        May 31,
Increase (Decrease) in Net Assets:                                                               2004              2004
Operations

           Investment income--net                                                         $     4,640,497   $    11,985,612
           Realized loss--net                                                                 (2,485,414)       (6,258,550)
           Change in unrealized appreciation/depreciation--net                                    954,566       (7,537,170)
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                      3,109,649       (1,810,108)
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                          (147,231)          (99,659)
               Class A1                                                                       (1,328,579)       (3,550,700)
               Class B                                                                           (38,635)          (29,495)
               Class B1                                                                         (707,302)       (2,174,632)
               Class C                                                                          (279,347)         (224,957)
               Class C1                                                                       (1,229,673)       (3,394,199)
               Class I                                                                          (912,303)       (2,513,412)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                (4,643,070)      (11,987,054)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                (75,031,798)      (61,761,803)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (76,565,219)      (75,558,965)
           Beginning of period                                                                388,173,138       463,732,103
                                                                                          ---------------   ---------------
           End of period*                                                                 $   311,607,919   $   388,173,138
                                                                                          ===============   ===============
               * Undistributed (accumulated distributions in excess of) investment
                 income--net                                                              $       (1,244)   $         1,329
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Financial Highlights
                                                                                                     Class A

                                                                                             For the        For the Period
The following per share data and ratios have been derived                                   Six Months      September 29,
from information provided in the financial statements.                                        Ended           2003++ to
                                                                                           November 30,        May 31,
Increase (Decrease) in Net Asset Value:                                                        2004              2004
Per Share Operating Performance

           Net asset value, beginning of period                                           $          9.81   $         10.00
                                                                                          ---------------   ---------------
           Investment income--net***                                                                  .13               .16
           Realized and unrealized loss--net                                                        (.04)             (.19)
                                                                                          ---------------   ---------------
           Total from investment operations                                                           .09             (.03)
                                                                                          ---------------   ---------------
           Less dividends from investment income--net                                               (.13)             (.16)
                                                                                          ---------------   ---------------
           Net asset value, end of period                                                 $          9.77   $          9.81
                                                                                          ===============   ===============

Total Investment Return**

           Based on net asset value per share                                                     .97%+++         (.16%)+++
                                                                                          ===============   ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                  .90%*             .90%*
                                                                                          ===============   ===============
           Expenses                                                                                 .91%*             .91%*
                                                                                          ===============   ===============
           Investment income--net                                                                  2.76%*            2.55%*
                                                                                          ===============   ===============

Supplemental Data

           Net assets, end of period (in thousands)                                       $        13,769   $         9,891
                                                                                          ===============   ===============
           Portfolio turnover                                                                      33.10%            80.10%
                                                                                          ===============   ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Financial Highlights (continued)

                                                                                               Class A1

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,             For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     9.33   $     9.62   $     9.59   $     9.47   $     9.40
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .14          .28          .37          .47          .53
           Realized and unrealized gain (loss)--net               (.05)        (.29)          .03          .12          .07
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .09        (.01)          .40          .59          .60
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.14)        (.28)        (.37)        (.47)        (.53)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.28   $     9.33   $     9.62   $     9.59   $     9.47
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    .92%++       (.15%)        4.20%        6.30%        6.53%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                               .75%**         .73%         .72%         .75%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                               .75%**         .73%         .72%         .75%        1.36%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              .76%**         .74%         .73%         .83%        1.36%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               2.88%**        2.92%        3.78%        4.81%        5.25%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   80,051   $  115,622   $  131,302   $   72,863   $   35,673
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    33.10%       80.10%       72.35%       73.70%       84.18%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ** Annualized.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Financial Highlights (continued)

                                                                                                     Class B

                                                                                             For the        For the Period
The following per share data and ratios have been derived                                   Six Months      September 29,
from information provided in the financial statements.                                        Ended           2003++ to
                                                                                           November 30,        May 31,
Increase (Decrease) in Net Asset Value:                                                        2004              2004
Per Share Operating Performance

           Net asset value, beginning of period                                           $          9.83   $         10.00
                                                                                          ---------------   ---------------
           Investment income--net***                                                                  .11               .13
           Realized and unrealized loss--net                                                        (.05)             (.17)
                                                                                          ---------------   ---------------
           Total from investment operations                                                           .06             (.04)
                                                                                          ---------------   ---------------
           Less dividends from investment income--net                                               (.11)             (.13)
                                                                                          ---------------   ---------------
           Net asset value, end of period                                                 $          9.78   $          9.83
                                                                                          ===============   ===============

Total Investment Return**

           Based on net asset value per share                                                     .62%+++         (.38%)+++
                                                                                          ===============   ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                 1.40%*            1.39%*
                                                                                          ===============   ===============
           Expenses                                                                                1.43%*            1.41%*
                                                                                          ===============   ===============
           Investment income--net                                                                  2.24%*            2.09%*
                                                                                          ===============   ===============

Supplemental Data

           Net assets, end of period (in thousands)                                       $         3,495   $         3,239
                                                                                          ===============   ===============
           Portfolio turnover                                                                      33.10%            80.10%
                                                                                          ===============   ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Financial Highlights (continued)

                                                                                               Class B1

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,             For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     9.32   $     9.62   $     9.59   $     9.48   $     9.41
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .12          .25          .34          .44          .49
           Realized and unrealized gain (loss)--net               (.04)        (.30)          .03          .11          .07
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .08        (.05)          .37          .55          .56
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.12)        (.25)        (.34)        (.44)        (.49)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.28   $     9.32   $     9.62   $     9.59   $     9.48
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    .87%++       (.57%)        3.89%        5.89%        6.11%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                              1.05%**        1.04%        1.03%        1.05%        1.51%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                              1.05%**        1.04%        1.03%        1.05%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                             1.08%**        1.06%        1.04%        1.17%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               2.58%**        2.63%        3.49%        4.56%        4.95%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   49,128   $   60,122   $  101,576   $   61,227   $   66,454
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    33.10%       80.10%       72.35%       73.70%       84.18%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ** Annualized.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Financial Highlights (continued)

                                                                                                     Class C

                                                                                             For the        For the Period
The following per share data and ratios have been derived                                   Six Months      September 29,
from information provided in the financial statements.                                        Ended           2003++ to
                                                                                           November 30,        May 31,
Increase (Decrease) in Net Asset Value:                                                        2004              2004
Per Share Operating Performance

           Net asset value, beginning of period                                           $          9.82   $         10.00
                                                                                          ---------------   ---------------
           Investment income--net***                                                                  .11               .13
           Realized and unrealized loss--net                                                        (.04)             (.18)
                                                                                          ---------------   ---------------
           Total from investment operations                                                           .07             (.05)
                                                                                          ---------------   ---------------
           Less dividends from investment income--net                                               (.11)             (.13)
                                                                                          ---------------   ---------------
           Net asset value, end of period                                                 $          9.78   $          9.82
                                                                                          ===============   ===============

Total Investment Return**

           Based on net asset value per share                                                     .69%+++         (.63%)+++
                                                                                          ===============   ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                 1.45%*            1.44%*
                                                                                          ===============   ===============
           Expenses                                                                                1.47%*            1.47%*
                                                                                          ===============   ===============
           Investment income--net                                                                  2.19%*            2.02%*
                                                                                          ===============   ===============

Supplemental Data

           Net assets, end of period (in thousands)                                       $        25,281   $        24,120
                                                                                          ===============   ===============
           Portfolio turnover                                                                      33.10%            80.10%
                                                                                          ===============   ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Financial Highlights (continued)

                                                                                               Class C1

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,             For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     9.33   $     9.63   $     9.60   $     9.48   $     9.41
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .12          .25          .34          .44          .49
           Realized and unrealized gain (loss)--net               (.04)        (.30)          .03          .12          .07
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .08        (.05)          .37          .56          .56
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.12)        (.25)        (.34)        (.44)        (.49)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.29  $      9.33   $     9.63   $     9.60   $     9.48
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    .87%++       (.56%)        3.90%        5.99%        6.11%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                              1.05%**        1.04%        1.02%        1.05%        1.51%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                              1.05%**        1.04%        1.02%        1.05%        1.74%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                             1.08%**        1.05%        1.04%        1.14%        1.74%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               2.58%**        2.62%        3.44%        4.49%        4.96%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   84,093   $  104,492   $  134,134   $   43,751   $   17,119
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    33.10%       80.10%       72.35%       73.70%       84.18%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ** Annualized.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Financial Highlights (concluded)

                                                                                               Class I

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,             For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period              $     9.36   $     9.66   $     9.64   $     9.51   $     9.44
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .14          .29          .38          .48          .54
           Realized and unrealized gain (loss)--net               (.04)        (.30)          .02          .13          .07
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .10        (.01)          .40          .61          .61
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.14)        (.29)        (.38)        (.48)        (.54)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.32   $     9.36   $     9.66   $     9.64   $     9.51
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                   1.08%++       (.15%)        4.20%        6.52%        6.68%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                               .65%**         .63%         .63%         .65%        1.00%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                               .65%**         .63%         .63%         .65%        1.24%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              .66%**         .64%         .63%         .73%        1.24%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               2.99%**        3.03%        3.85%        4.91%        5.29%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   55,791   $   70,687   $   96,720   $   33,043   $   18,470
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    33.10%       80.10%       72.35%       73.70%       84.18%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ** Annualized.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A, Class A1 and Class I are sold with a front-end sales charge. Shares of Class B, Class B1, Class C and Class C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class A1, Class B, Class B1, Class C and Class C1 Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class B1, Class C and Class C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to a voluntary waiver so that the Fund's total annual operating expenses will not exceed .65% for Class I Shares, .90% for Class A Shares, .75% for Class A1 Shares, 1.40% for Class B Shares, 1.05% for Class B1 Shares, 1.45% for Class C Shares and 1.05% for Class C1 Shares. For the six months ended November 30, 2004, MLIM earned fees of $685,081, of which $41,497 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class A1                         .10%                     --
Class B                          .25%                   .50%
Class B1                         .10%                   .30%
Class C                          .25%                   .55%
Class C1                         .10%                   .30%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class A1, Class B, Class B1, Class C and Class C1 shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class B1, Class C and Class C1 shareholders.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Notes to Financial Statements (continued)


For the six months ended November 30, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A, Class A1 and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                          $512                 $5,034
Class A1                           54                    761
Class I                            --                      1


For the six months ended November 30, 2004, MLPF&S received contingent deferred sales charges of $42,684, $26,370, $1,621 and $8,629 relating to transactions in Class A1, Class B1, Class C and Class C1 Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of November 30, 2004, the Fund lent securities with a value of $19,615,400 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended November 30, 2004, MLIM, LLC received $11,558 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2004, the Fund reimbursed MLIM $3,830 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended November 30, 2004 were $112,458,420 and $188,483,385, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $75,031,798 and $61,761,803 for the six months ended November
30, 2004 and for the year ended May 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                              493,588    $     4,846,102
Shares issued to shareholders
   in reinvestment of dividends            7,585             74,361
                                  --------------    ---------------
Total issued                             501,173          4,920,463
Shares redeemed                         (99,778)          (976,909)
                                  --------------    ---------------
Net increase                             401,395    $     3,943,554
                                  ==============    ===============


Class A Shares for the Period
September 29, 2003++ to                                      Dollar
May 31, 2004                              Shares             Amount

Shares sold                            1,192,842    $    11,856,353
Shares issued to shareholders
   in reinvestment of dividends            4,368             43,369
                                  --------------    ---------------
Total issued                           1,197,210         11,899,722
Shares redeemed                        (189,369)        (1,877,513)
                                  --------------    ---------------
Net increase                           1,007,841    $    10,022,209
                                  ==============    ===============

++ Commencement of operations.


Class A1 Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                            1,067,017    $     9,944,722
Automatic conversion of shares            77,709            724,057
Shares issued to shareholders
   in reinvestment of dividends           73,750            687,099
                                  --------------    ---------------
Total issued                           1,218,476         11,355,878
Shares redeemed                      (4,993,300)       (46,494,719)
                                  --------------    ---------------
Net decrease                         (3,774,824)    $  (35,138,841)
                                  ==============    ===============



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Notes to Financial Statements (continued)


Class A1 Shares for the                                      Dollar
Year Ended May 31, 2004                   Shares             Amount

Shares sold                            6,414,987    $    60,886,099
Automatic conversion of shares           449,778          4,244,063
Shares issued to shareholders
   in reinvestment of dividends          193,354          1,832,387
                                  --------------    ---------------
Total issued                           7,058,119         66,962,549
Shares redeemed                      (8,303,191)       (78,666,992)
                                  --------------    ---------------
Net decrease                         (1,245,072)    $  (11,704,443)
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                               90,193    $       885,774
Shares issued to shareholders
   in reinvestment of dividends            3,140             30,837
                                  --------------    ---------------
Total issued                              93,333            916,611
Shares redeemed                         (65,727)          (645,660)
                                  --------------    ---------------
Net increase                              27,606    $       270,951
                                  ==============    ===============


Class B Shares for the Period
September 29, 2003++                                         Dollar
to May 31, 2004                           Shares             Amount

Shares sold                              429,960    $     4,278,485
Shares issued to shareholders
   in reinvestment of dividends            2,170             21,568
                                  --------------    ---------------
Total issued                             432,130          4,300,053
Shares redeemed                        (102,478)        (1,019,070)
                                  --------------    ---------------
Net increase                             329,652    $     3,280,983
                                  ==============    ===============

++ Commencement of operations.


Class B1 Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                              165,616    $     1,543,279
Shares issued to shareholders
   in reinvestment of dividends           53,130            494,901
                                  --------------    ---------------
Total issued                             218,746          2,038,180
Automatic conversion of shares          (77,748)          (724,057)
Shares redeemed                      (1,296,333)       (12,075,318)
                                  --------------    ---------------
Net decrease                         (1,155,335)    $  (10,761,195)
                                  ==============    ===============


Class B1 Shares for the                                      Dollar
Year Ended May 31, 2004                   Shares             Amount

Shares sold                            1,540,240    $    14,635,785
Shares issued to shareholders
   in reinvestment of dividends          165,997          1,573,348
                                  --------------    ---------------
Total issued                           1,706,237         16,209,133
Automatic conversion of shares         (450,022)        (4,244,063)
Shares redeemed                      (5,364,696)       (50,803,622)
                                  --------------    ---------------
Net decrease                         (4,108,481)    $  (38,838,552)
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                              341,677    $     3,355,215
Shares issued to shareholders
   in reinvestment of dividends           19,924            195,560
                                  --------------    ---------------
Total issued                             361,601          3,550,775
Shares redeemed                        (231,628)        (2,271,788)
                                  --------------    ---------------
Net increase                             129,973    $     1,278,987
                                  ==============    ===============


Class C Shares for the Period
September 29, 2003++ to                                      Dollar
May 31, 2004                              Shares             Amount

Shares sold                            2,676,932    $    26,666,498
Shares issued to shareholders
   in reinvestment of dividends           14,763            146,698
                                  --------------    ---------------
Total issued                           2,691,695         26,813,196
Shares redeemed                        (236,253)        (2,337,842)
                                  --------------    ---------------
Net increase                           2,455,442    $    24,475,354
                                  ==============    ===============

++ Commencement of operations.


Class C1 Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                               82,001    $       765,245
Shares issued to shareholders
   in reinvestment of dividends           76,143            710,024
                                  --------------    ---------------
Total issued                             158,144          1,475,269
Shares redeemed                      (2,303,348)       (21,475,360)
                                  --------------    ---------------
Net decrease                         (2,145,204)    $  (20,000,091)
                                  ==============    ===============



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Notes to Financial Statements (concluded)


Class C1 Shares for the                                      Dollar
Year Ended May 31, 2004                   Shares             Amount

Shares sold                            2,578,124    $    24,649,912
Shares issued to shareholders
   in reinvestment of dividends          225,213          2,136,006
                                  --------------    ---------------
Total issued                           2,803,337         26,785,918
Shares redeemed                      (5,533,518)       (52,396,386)
                                  --------------    ---------------
Net decrease                         (2,730,181)    $  (25,610,468)
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                              448,550    $     4,198,162
Shares issued to shareholders
   in reinvestment of dividends           22,874            214,020
                                  --------------    ---------------
Total issued                             471,424          4,412,182
Shares redeemed                      (2,035,186)       (19,037,345)
                                  --------------    ---------------
Net decrease                         (1,563,762)    $  (14,625,163)
                                  ==============    ===============


Class I Shares for the                                       Dollar
Year Ended May 31, 2004                   Shares             Amount

Shares sold                            3,054,639    $    29,109,788
Shares issued to shareholders
   reinvestment of dividends              75,807            721,858
                                  --------------    ---------------
Total issued                           3,130,446         29,831,646
Shares redeemed                      (5,589,580)       (53,218,532)
                                  --------------    ---------------
Net decrease                         (2,459,134)    $  (23,386,886)
                                  ==============    ===============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended November 30, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On May 31, 2004, the Fund had a net capital loss carryforward of $16,109,692, of which $251,490 expires in 2005, $5,459,968 expires in 2006, $2,445,975 expires in 2007, $116,161 expires in 2008,
$234,065 expires in 2009, $601,573 expires in 2010, $455,028 expires in 2011 and $6,545,432 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Theodore J. Magnani, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Andre F. Perold resigned as a Director of the Fund effective
October 22, 2004.

Effective January 1, 2005, Terry K. Glenn will retire as President and Director of Merrill Lynch Short Term U.S. Government Fund, Inc. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Director of the Fund.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Short Term U.S. Government Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: January 13, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: January 13, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: January 13, 2005